                                                                 EXHIBIT 3.15(d)

                                                                         3998 94
                                                                        11-17-97

                       CHANGE OF ADDRESS OF RESIDENT AGENT

The Corporation Trust Incorporated hereby submits the following for the purpose of changing the address of the resident agent for the business entities on the attached list:

1. The name of the resident agent is The Corporation Trust Incorporated.

2. The old address of the resident agent is:

          32 South Street
          Baltimore, Maryland 21202

3. The new address of the resident agent is:

          300 East Lombard Street
          Baltimore, Maryland 21202

4. Notice of the above changes are being sent to the business entities on the attached list.

5. The above changes are effective when this document is filed with the Department of Assessments and Taxation.


/s/ Kenneth J. Uva
--------------------------
Kenneth J. Uva
Assistant Secretary


                                [STAMP ILLEGIBLE]

DATE: 12/06/97                  STATE OF MARYLAND                PAGE 1098
                         RESIDENT ADDRESS UNCHANGED LIST

                                 STATUS - ACTIVE

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ID. NO.   o---C 0 R P 0 R A T E  N A M E----o       STATUS   o--R E S I D E N T  A G E N T--o    o---P R I N C I P A L  N A M E---o

F4833094  WILLIAMS AND STAZZONE INSURANCE              I     THE CORPORATION TRUST
          AGENCY, INC.                                       INCORPORATED                        66 N. ATLANTIC AVENUE, SUITE 201
                                                             300 E. LOMBARD ST.
                                                             BALTIMORE               MD  21202   COCOA BEACH,         FL  32931

D1483742  WILLIAMSBURG MOTORS, INC.                    I     CORPORATION TRUST INCORPORATED      SAMUEL M. WRIGHT
                                                                                                 11333 MCCORMICK ROAD
                                                             300 E. LOMBARD ST.
                                                             BALTIMORE               MD  21202   HUNT VALLEY          MD  21031

F4215885  WILLIAMS ENERGY SERVICES COMPANY             I     CORPORATION TRUST INCORPORATED
                                                                                                 ONE WILLIAMS CENTER
                                                             32 SOUTH STREET
                                                             BALTIMORE               MD  21202   TULSA                OK  74172

F4212270  WILLIAMS ENERGY VENTURES, INC.               I     CORPORATION TRUST INCORPORATED
                                                                                                 ONE WILLIAMS CENTER
                                                             32 SOUTH STREET
                                                             BALTIMORE               MD  21202   TULSA                OK  74172

F3429735  WILLIAMS INFORMATION SERVICES                I     CORPORATION TRUST INCORPORATED
          CORPORATION                                                                            ONE WILLIAMS CENTER
                                                             32 SOUTH STREET
                                                             BALTIMORE               MD  21202   TULSA                OK  74172

F3055902  WILLIAMS INSULATION COMPANY OF               I     CORPORATION TRUST INCORPORATED
          HOUSTON, INC.                                                                          7951 FAIRVIEW
                                                             32 SOUTH STREET
                                                             BALTIMORE               MD  21202   HOUSTON              TX  77041

F4444196  WILLIAMS LEARNING NETWORK, INC.              I     CORPORATION TRUST INCORPORATED
                                                                                                 111 E. 1ST STREET
                                                             32 SOUTH STREET
                                                             BALTIMORE               MD  21202   TULSA                OK [ILLEGIBLE]

F4737664  WILLIAMS OAK MOUNTAIN CONSTRUCTION, INC.     I     CORPORATION TRUST INCORPORATED
          A/K/A/ OAK MOUNTAIN CONSTRUCTION, INC.                                                 1335 NORMANDY DR.
                                                             32 SOUTH STREET
                                                             BALTIMORE               MD  21202   PORTSMOUTH           OH  45662

D4484579  WILLIAMSPORT LODGE NO. 2462, LOYAL ORDER     I     CORPORATION TRUST INCORPORATED
          OF MOOSE, INC.                                                                         14836 TAMMANY HANDS ROAD
                                                             32 SOUTH STREET
                                                             BALTIMORE               MD  21202   WILLIAMSPORT         MD  21795

F2794352  WILLIAMSPORT WIREROPE WORKS, INC.            I     CORPORATION TRUST INCORPORATED
                                                                                                 100 MAYNARD STREET
                                                             32 SOUTH STREET
                                                             BALTIMORE               MD  21202   WILLIAMSPORT         PA  17701

F3138089  WILLIAMS POWER CORP.                         R     CORPORATION TRUST INCORPORATED
                                                                                                 2076 WEST PARK PLACE
                                                             32 SOUTH STREET
                                                             BALTIMORE               MD  21202   STONE MOUNTAIN       GA [ILLEGIBLE]
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